UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee 38197

(Address of Principal Executive Offices, and Zip-Code)

Registrant’s telephone number, including area code: (901) 419-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    International Paper Company (the “Company”) held its annual meeting of shareowners on May 9, 2022.

(b)     Of the 374,887,938 shares outstanding on the record date and entitled to vote at the meeting, 322,765,826 shares were present at the meeting in person or by proxy, constituting a quorum of eighty-six (86%) percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and two shareowner proposals at the meeting.

Item 1 – Company Proposal to Elect 11 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2023 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
Christopher M. Connor	259,143,306	22,772,611	420,532	40,429,377
Ahmet C. Dorduncu	269,617,768	12,302,089	416,592	40,429,377
Ilene S. Gordon	246,725,790	34,933,269	677,390	40,429,377
Anders Gustafsson	278,612,056	3,333,224	391,169	40,429,377
Jacqueline C. Hinman	277,463,407	4,495,631	377,411	40,429,377
Clinton A. Lewis, Jr.	271,922,105	10,014,880	399,464	40,429,377
DG Macpherson	272,471,602	9,448,008	416,839	40,429,377
Kathryn D. Sullivan	273,072,653	8,876,584	387,212	40,429,377
Mark S. Sutton	260,007,693	21,921,951	406,805	40,429,377
Anton V. Vincent	272,951,377	8,981,663	403,409	40,429,377
Ray G. Young	274,133,034	7,791,503	411,912	40,429,377

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 by the following count:

For	Against	Abstain	Broker Non-Votes
314,063,368	8,244,127	458,331	(0)

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
267,229,893	13,963,543	1,143,013	40,429,377

Item 4 – Shareowner Proposal Concerning an Independent Board Chair

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning an independent Board chair by the following count:

For	Against	Abstain	Broker Non-Votes
105,323,356	176,140,198	872,895	40,429,377

Item 5 – Shareowner Proposal Concerning a Report on Environmental Expenditures

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning a report on environmental expenditures by the following count:

For	Against	Abstain	Broker Non-Votes
4,719,887	275,268,737	2,347,825	40,429,377

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
Name:	Sharon R. Ryan
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: May 9, 2022

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